UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal No. 1-Election of Directors

All director nominees were elected and the votes cast were as follows:

Director	Votes for	Votes withheld	Broker non-votes
Antony Ball	41,211,273	73,928	8,771,999
Nonkululeko Gobodo	39,172,033	2,113,168	8,771,999
Steven Heilbron	39,104,753	2,180,448	8,771,999
Lincoln Mali	40,063,826	1,221,375	8,771,999
Ali Mazanderani	40,088,826	1,196,375	8,771,999
Venessa Naidoo	39,172,039	2,113,162	8,771,999
Kuben Pillay	41,171,693	113,508	8,771,999
Ekta Singh-Bushell	39,148,388	2,136,813	8,771,999
Dan Smith	39,079,789	2,205,412	8,771,999
Dean Sparrow	39,172,569	2,112,632	8,771,999

Proposal No. 2-Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the selection of KPMG, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2026, was approved and the votes cast were as follows:

Votes cast
For	Against	Abstain
50,033,791	16,741	6,668

Proposal No. 3-Advisory Vote to Approve Executive Compensation

The compensation of the Company's named executive officers was approved, on an advisory, non-binding basis, and the votes cast were as follows:

Votes cast
For	Against	Abstain	Broker non- votes
41,206,102	72,813	6,286	8,771,999

Proposal No. 4-To Approve an Amendment to Our Current Amended And Restated Stock Incentive Plan to Increase the Number of Shares of the Company's Common Stock Authorized for Issuance By 3,000,000

The amendment to the Company's Plan was approved and the votes cast were as follows:

Votes cast
For	Against	Abstain	Broker non- votes
37,920,619	90,666	3,273,916	8,771,999

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: December 8, 2025	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Group Chief Financial Officer